Exhibit 99.2

THE HANOVER INSURANCE GROUP

STATISTICAL SUPPLEMENT

TABLE OF CONTENTS

Financial Highlights	1-3
Consolidated Financial Statements
Income Statements	4-5
Balance Sheets	6
Property and Casualty
Condensed Income Statements	7
Property and Casualty Consolidated Balance Sheets	8
GAAP Underwriting Results	9-13
Life Companies
Condensed Income Statements	14
Life Companies Consolidated Balance Sheets	15
Future Policy Benefits and Account Balances	16
Investments
Net Investment Income	17
Net Realized Investment Gains (Losses)	18
Unrealized Losses	19
Credit Quality of Fixed Maturities	20
Property and Casualty Statutory Ratios	21-23
Historical Financial Highlights	24-25
Other Information	26
Corporate Information
Market and Dividend Information
Industry Ratings

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended December 31			Year ended December 31
(In millions)	2006	2005	% Change	2006	2005	% Change
SEGMENT INCOME
Property and Casualty
Personal Lines	$49.0	$74.4	(34.1)	$186.7	$143.2	30.4
Commercial Lines	43.4	14.5	N/M	120.3	(35.0)	N/M
Other	5.0	0.6	N/M	21.1	5.5	N/M

Total Property and Casualty	97.4	89.5	8.8	328.1	113.7	N/M

Life Companies	0.1	(1.0)	N/M	(3.9)	(18.7)	(79.1)
Interest expense on corporate debt	(10.0)	(10.0)	—	(39.9)	(39.9)	—

Total segment income	87.5	78.5	11.5	284.3	55.1	N/M

Federal income tax expense on P&C segment income	(35.3)	(20.5)	72.2	(109.7)	(24.0)	N/M
Federal income tax benefit on other segment income	8.4	19.2	(56.3)	21.5	23.0	(6.5)

Total federal income tax expense on segment income	(26.9)	(1.3)	N/M	(88.2)	(1.0)	N/M

Total segment income after taxes	$60.6	$77.2	(21.5)	$196.1	$54.1	N/M

RECONCILIATION FROM SEGMENT INCOME TO NET INCOME
Total segment income after taxes	$60.6	$77.2	(21.5)	$196.1	$54.1	N/M
Change in prior years tax reserves	3.3	—	—	3.3	2.3	43.5
Federal income tax settlement	—	9.5	N/M	—	9.5	N/M
Net realized investment (losses) gains, net of amortization	(14.9)	5.7	N/M	(3.5)	18.6	N/M
Gains (losses) on derivative instruments	—	—	—	0.2	(0.3)	N/M
Restructuring costs	(0.2)	(0.8)	(75.0)	(1.6)	(2.1)	(23.8)
Federal income tax benefit (expense) on non-segment income	0.7	(7.2)	N/M	(2.8)	(5.6)	(50.0)

Income from continuing operations, net of taxes	49.5	84.4	(41.4)	191.7	76.5	N/M

Income from discontinued variable life insurance and annuity business, net of taxes	—	4.1	N/M	—	42.7	N/M
(Loss) income on disposal of variable life insurance and annuity business, net of taxes	(4.0)	30.2	N/M	(29.8)	(444.4)	(93.3)
Gain on sale of Financial Profiles Inc., net of taxes	—	—	—	7.8	—	N/M

Income (loss) before cumulative effect of accounting change	45.5	118.7	(61.7)	169.7	(325.2)	N/M
Cumulative effect of change in accounting principle, net of taxes	—	—	—	0.6	—	N/M

Net income (loss)	$45.5	$118.7	(61.7)	$170.3	$(325.2)	N/M

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

	Quarter ended December 31			Year ended December 31
	2006	2005	% Change	2006	2005	% Change
PER SHARE DATA (DILUTED)
Total segment income	$1.69	$1.44	17.4	$5.45	$1.02	N/M
Federal income tax expense on segment income	(0.52)	(0.02)	N/M	(1.69)	(0.02)	N/M

Total segment income after taxes	1.17	1.42	(17.6)	3.76	1.00	N/M
Change in prior years tax reserves	0.07	—	N/M	0.07	0.04	75.0
Federal income tax settlement	—	0.18	N/M	—	0.18	N/M
Net realized investment (losses) gains, net of amortization	(0.29)	0.11	N/M	(0.07)	0.35	N/M
(Gains) losses on derivative instruments	—	—	—	—	—	—
Restructuring costs	—	(0.02)	N/M	(0.03)	(0.04)	(25.0)
Federal income tax benefit (expense) on non-segment income	0.01	(0.13)	N/M	(0.05)	(0.11)	(54.5)

Income from continuing operations, net of taxes	0.96	1.56	(38.5)	3.68	1.42	N/M

Income from discontinued variable life insurance and annuity business, net of taxes	—	0.08	N/M	—	0.79	N/M
(Loss) income on disposal of variable life insurance and annuity business, net of taxes	(0.08)	0.55	N/M	(0.57)	(8.23)	(93.1)
Gain on sale of Financial Profiles Inc., net of taxes	—	—	—	0.15	—	N/M

Income (loss) before cumulative effect of accounting change	0.88	2.19	(59.8)	3.26	(6.02)	N/M

Cumulative effect of change in accounting principle, net of taxes	—	—	—	0.01	—	N/M

Net income (loss)	$0.88	$2.19	(59.8)	$3.27	$(6.02)	N/M

THE HANOVER INSURANCE GROUP

FINANCIAL HIGHLIGHTS

(In millions, except per share data)	December 31 2006		December 31 2005		% Change
BALANCE SHEET

Shareholders’ equity
The Hanover Insurance Company (consolidated)	$1,929.7		$1,709.8		12.9
First Allmerica Financial Life Insurance Company (consolidated)	318.0		367.0		(12.0)
THG Holding Company debt (1)	(499.5)		(499.5)		—
THG Holding Company and other	251.0		374.0		(34.2)

Total shareholders’ equity	$1,999.2		$1,951.3		2.5

Total adjusted statutory capital
The Hanover Insurance Company (consolidated)	$1,463.6		$1,204.6		21.5
First Allmerica Financial Life Insurance Company	$179.9		$195.2		(5.3)

The Hanover Insurance Company (consolidated) premium to surplus ratio	1.6:1		1.8:1		N/M
First Allmerica Financial Life Insurance Company estimated risk based capital ratio	431%		423%		33.0

Book value per share
The Hanover Insurance Company (consolidated)	$37.74		$31.81		18.6
First Allmerica Financial Life Insurance Company (consolidated)	6.22		6.82		(7.3)
THG Holding Company debt (1)	(9.77)		(9.47)		3.2
THG Holding Company and other	4.91		7.14		(32.6)

Total book value per share	$39.10		$36.30		7.7

THG book value per share, excluding accumulated other comprehensive income	$39.88		$37.33		6.8

The Hanover Insurance Company (consolidated) book value per share, excluding accumulated other comprehensive income	$37.59		$32.00		17.5

Shares outstanding (2)	51.1		53.7

Stock price	$48.80		$41.77		16.8
Price/book value per share	1.2	x	1.2	x	—	x
Debt/equity	25.5%		26.1%		(0.6	)pts
Debt/total capital	20.3%		20.7%		(0.4	)pts

(1)	Excludes $9.3 million of holding company debt related to its affiliate, AFC Capital Trust I.
(2)	Shares outstanding do not include common stock equivalents.

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions, except per share data)	2006	2005	% Change	2006	2005	% Change
REVENUES
Premiums	$572.2	$547.9	4.4	$2,254.6	$2,198.2	2.6
Fees and other income	16.1	20.1	(19.9)	74.9	80.9	(7.4)
Net investment income	81.1	83.4	(2.8)	318.9	321.4	(0.8)
Net realized investment (losses) gains	(14.9)	5.7	N/M	(4.3)	23.8	N/M

Total revenues	654.5	657.1	(0.4)	2,644.1	2,624.3	0.8

BENEFITS, LOSSES AND EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	357.0	362.2	(1.4)	1,471.8	1,703.1	(13.6)
Policy acquisition expenses	124.7	117.3	6.3	477.5	465.2	2.6
Losses on derivative instruments	0.2	0.7	(71.4)	0.6	2.3	(73.9)
Restructuring costs	0.2	0.8	(75.0)	1.6	2.1	(23.8)
Other operating expenses	100.0	92.7	7.9	413.2	380.3	8.7

Total benefits, losses and expenses	582.1	573.7	1.5	2,364.7	2,553.0	(7.4)

Income from continuing operations before federal income taxes	72.4	83.4	(13.2)	279.4	71.3	N/M
Federal income tax expense (benefit)	22.9	(1.0)	N/M	87.7	(5.2)	N/M

Income from continuing operations	49.5	84.4	(41.4)	191.7	76.5	N/M

Income from discontinued variable life insurance and annuity business, net of taxes	—	4.1	N/M	—	42.7	N/M
(Loss) income on disposal of variable life insurance and annuity business, net of taxes	(4.0)	30.2	N/M	(29.8)	(444.4)	(93.3)
Gain on sale of Financial Profiles Inc., net of taxes	—	—	—	7.8	—	N/M

Income (loss) before cumulative effect of change in accounting principle	45.5	118.7	(61.7)	169.7	(325.2)	N/M
Cumulative effect of change in accounting principle, net of taxes	—	—	—	0.6	—	N/M

Net income (loss)	$45.5	$118.7	(61.7)	$170.3	$(325.2)	N/M

THE HANOVER INSURANCE GROUP

CONSOLIDATED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
	2006	2005	% Change	2006	2005	% Change
PER SHARE DATA (DILUTED)
Income from continuing operations	$0.96	$1.56	(38.5)	$3.68	$1.42	N/M

Income from discontinued variable life insurance and annuity business, net of taxes	—	0.08	N/M	—	0.79	N/M
(Loss) income on disposal of variable life insurance and annuity business, net of taxes	(0.08)	0.55	N/M	(0.57)	(8.23)	(93.1)
Gain on sale of Financial Profiles Inc., net of taxes	—	—	—	0.15	—	N/M

Income (loss) before cumulative effect of change in accounting principle	0.88	2.19	(59.8)	3.26	(6.02)	N/M
Cumulative effect of change in accounting principle, net of taxes	—	—	—	0.01	—	N/M

Net income (loss) (1)	$0.88	$2.19	(59.8)	$3.27	$(6.02)	N/M

Weighted average shares outstanding	51.7	54.2		52.2	54.0

(1)	Basic income (loss) per share was $0.89 and $2.21 for the quarters ended December 31, 2006 and 2005, respectively and $3.31 and $(6.08) for the years ended December 31, 2006 and 2005, respectively.

THE HANOVER INSURANCE GROUP

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	December 31 2006	December 31 2005	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $5,643.2 and $5,685.9)	$5,629.0	$5,708.2	(1.4)
Equity securities, at fair value (cost of $11.6 and $13.0)	17.2	18.0	(4.4)
Mortgage loans	57.1	99.6	(42.7)
Policy loans	125.7	139.9	(10.2)
Other long-term investments	35.4	42.6	(16.9)

Total investments	5,864.4	6,008.3	(2.4)

Cash and cash equivalents	372.7	701.5	(46.9)
Accrued investment income	72.3	76.5	(5.5)
Premiums, accounts and notes receivable, net	584.7	493.2	18.6
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,350.5	1,617.3	(16.5)
Deferred policy acquistion costs	233.5	209.0	11.7
Deferred federal income taxes	385.0	465.3	(17.3)
Goodwill	121.4	128.2	(5.3)
Other assets	328.5	362.8	(9.5)
Separate account assets	543.6	571.9	(4.9)

Total assets	$9,856.6	$10,634.0	(7.3)

LIABILITIES AND SHAREHOLDERS’ EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$1,242.3	$1,336.1	(7.0)
Outstanding claims, losses and loss adjustment expenses	3,247.2	3,551.6	(8.6)
Unearned premiums	1,101.4	1,011.3	8.9
Contractholder deposit funds and other policy liabilities	194.9	254.7	(23.5)

Total policy liabilities and accruals	5,785.8	6,153.7	(6.0)

Expenses and taxes payable	928.0	1,062.0	(12.6)
Reinsurance premiums payable	52.7	92.0	(42.7)
Trust instruments supported by funding obligations	38.5	294.3	(86.9)
Long-term debt	508.8	508.8	—
Separate account liabilities	543.6	571.9	(4.9)

Total liabilities	7,857.4	8,682.7	(9.5)

SHAREHOLDERS’ EQUITY
Preferred stock, par value $.01 per share; authorized 20.0 million shares; issued none	—	—	—
Common stock, par value $.01 per share; authorized 300.0 million shares; issued 60.5 million shares	0.6	0.6	—
Additional paid-in capital	1,814.3	1,785.1	1.6
Accumulated other comprehensive loss	(39.9)	(59.5)	(32.9)
Retained earnings	712.0	589.8	20.7
Treasury stock at cost (9.4 and 6.8 million shares)	(487.8)	(364.7)	33.8

Total shareholders’ equity	1,999.2	1,951.3	2.5

Total liabilities and shareholders’ equity	$9,856.6	$10,634.0	(7.3)

PROPERTY & CASUALTY

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONDENSED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions)	2006	2005	% Change	2006	2005	% Change
REVENUES
Net premiums written	$531.8	$502.5	5.8	$2,307.1	$2,150.4	7.3
Change in unearned premiums, net of prepaid reinsurance premiums	34.5	39.1	(11.8)	(87.9)	10.9	N/M

Net premiums earned	566.3	541.6	4.6	2,219.2	2,161.3	2.7
Net investment income	59.0	54.7	7.9	227.4	209.1	8.8
Other income	16.8	12.8	31.3	65.5	51.9	26.2

Total segment revenue	642.1	609.1	5.4	2,512.1	2,422.3	3.7

LOSSES AND OPERATING EXPENSES
Policy benefits, claims, losses and loss adjustment expenses	338.9	340.4	(0.4)	1,383.5	1,596.9	(13.4)
Policy acquisition expenses	124.3	115.8	7.3	476.4	458.5	3.9
Other operating expenses	81.5	63.4	28.5	324.1	253.2	28.0

Total losses and operating expenses	544.7	519.6	4.8	2,184.0	2,308.6	(5.4)

Segment income before federal income taxes	$97.4	$89.5	8.8	$328.1	$113.7	N/M

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

CONSOLIDATED BALANCE SHEETS (1)

(In millions, except per share data)	December 31 2006	December 31 2005	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $3,999.1 and $3,810.7)	$3,989.0	$3,822.1	4.4
Equity securities, at fair value (cost of $3.9 and $2.0)	7.3	6.0	21.7
Mortgage loans	23.7	45.0	(47.3)
Other long-term investments	10.2	0.3	N/M

Total investments	4,030.2	3,873.4	4.0

Cash and cash equivalents	230.5	322.9	(28.6)
Accrued investment income	48.0	48.1	(0.2)
Premiums, accounts, and notes receivable, net	581.8	489.2	18.9
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	1,012.2	1,226.3	(17.5)
Deferred policy acquistion costs	228.4	201.9	13.1
Deferred federal income tax asset	206.2	246.5	(16.3)
Goodwill	121.4	121.4	—
Other assets	194.9	181.5	7.4

Total assets	$6,653.6	$6,711.2	(0.9)

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Outstanding claims, losses and loss adjustment expenses	$3,163.9	$3,458.7	(8.5)
Unearned premiums	1,099.9	1,009.7	8.9
Contractholder deposit funds and other policy liabilities	2.1	3.0	(30.0)

Total policy liabilities and accruals	4,265.9	4,471.4	(4.6)

Expenses and taxes payable	408.8	444.5	(8.0)
Reinsurance premiums payable	49.2	85.5	(42.5)

Total liabilities	4,723.9	5,001.4	(5.5)

SHAREHOLDER’S EQUITY
Common stock, par value $1.00 per share; authorized 20.9 million shares; issued 5.0 million shares	5.0	5.0	—
Additional paid-in capital	169.2	169.2	—
Accumulated other comprehensive income (loss)	7.3	(9.6)	N/M
Retained earnings	1,748.2	1,545.2	13.1

Total shareholder’s equity	1,929.7	1,709.8	12.9

Total liabilities and shareholder’s equity	$6,653.6	$6,711.2	(0.9)

(1)	Property and Casualty Companies includes The Hanover Insurance Company and Citizens Insurance Company of America, and their subsidiaries.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME (LOSS)

	Quarter ended December 31, 2006
	Personal Lines				Commercial Lines
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$233.9	$99.6	$8.8	$342.3	$19.5	$38.7	$76.2	$55.1	$189.5	$—	$531.8

Net premiums earned	$241.6	$99.9	$9.6	$351.1	$26.5	$47.2	$86.5	$55.0	$215.2	$—	$566.3
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	147.9	37.4	4.1	189.4	16.8	26.6	40.7	24.3	108.4	—	297.8
Prior year loss and LAE reserve development (favorable) unfavorable	(6.0)	(3.2)	(0.7)	(9.9)	(9.5)	(3.4)	(10.1)	(5.2)	(28.2)	0.8	(37.3)
Pre-tax catastrophe losses	0.6	4.0	0.2	4.8	—	0.1	1.2	10.1	11.4	—	16.2
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	—	—
Loss adjustment expenses excluding prior year reserve development	31.3	7.6	0.5	39.4	3.8	4.6	10.8	3.4	22.6	0.1	62.1
Policy acquisition expenses and other underwriting expenses				108.8					87.0	(0.1)	195.7
Policyholders’ dividends				—					0.1	—	0.1

GAAP underwriting profit (loss)				18.6					13.9	(0.8)	31.7
Net investment income				28.1					27.5	3.4	59.0
Other income				3.6					4.5	8.7	16.8
Other operating expenses				(1.3)					(2.5)	(6.3)	(10.1)

Segment income before federal income taxes				$49.0					$43.4	$5.0	$97.4

	Quarter ended December 31, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$218.4	$99.0	$8.6	$326.0	$22.7	$41.2	$72.8	$39.8	$176.5	$—	$502.5

Net premiums earned	$231.2	$100.7	$9.6	$341.5	$30.8	$47.9	$83.9	$37.5	$200.1	$—	$541.6
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	136.0	36.0	3.7	175.7	24.8	24.3	33.5	12.9	95.5	—	271.2
Prior year loss and LAE reserve development (favorable) unfavorable	(2.4)	(7.0)	(0.5)	(9.9)	(3.4)	(6.9)	(9.4)	1.4	(18.3)	1.7	(26.5)
Pre-tax catastrophe losses	(0.9)	(7.4)	4.3	(4.0)	—	1.0	6.9	32.9	40.8	—	36.8
Pre-tax catastrophe LAE	0.1	1.5	0.1	1.7	—	0.1	0.5	—	0.6	—	2.3
Loss adjustment expenses excluding prior year reserve development	23.1	8.9	0.8	32.8	5.2	4.7	12.4	3.1	25.4	0.1	58.3
Policy acquisition expenses and other underwriting expenses				99.7					71.0	(0.3)	170.4
Policyholders’ dividends				—					(1.7)	—	(1.7)

GAAP underwriting profit (loss)				45.5					(13.2)	(1.5)	30.8
Net investment income				26.9					26.6	1.2	54.7
Other income				3.1					3.6	6.1	12.8
Other operating expenses				(1.1)					(2.5)	(5.2)	(8.8)

Segment income before federal income taxes				$74.4					$14.5	$0.6	$89.5

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING PROFIT (LOSS) RECONCILED TO SEGMENT INCOME (LOSS)

	Year ended December 31, 2006
	Personal Lines				Commercial Lines
(In millions)	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$983.6	$405.2	$39.0	$1,427.8	$110.0	$193.0	$351.6	$224.4	$879.0	$0.3	$2,307.1

Net premiums earned	$952.4	$397.2	$38.9	$1,388.5	$109.0	$191.7	$338.5	$191.3	$830.5	$0.2	$2,219.2
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	581.9	162.5	13.7	758.1	79.7	101.3	150.8	67.7	399.5	—	1,157.6
Prior year loss and LAE reserve development (favorable) unfavorable	(43.2)	(3.1)	(2.6)	(48.9)	(27.4)	(15.3)	(30.9)	(8.3)	(81.9)	2.2	(128.6)
Pre-tax catastrophe losses	3.0	29.2	1.8	34.0	—	2.0	39.5	23.3	64.8	—	98.8
Pre-tax catastrophe LAE	(0.2)	2.7	0.1	2.6	—	—	5.5	0.3	5.8	—	8.4
Loss adjustment expenses excluding prior year reserve development	118.7	35.1	2.1	155.9	15.2	16.6	46.2	12.3	90.3	0.6	246.8
Policy acquisition expenses and other underwriting expenses				419.1					342.1	(0.4)	760.8
Policyholders’ dividends				—					0.5	—	0.5

GAAP underwriting profit (loss)				67.7					9.4	(2.2)	74.9
Net investment income				108.2					105.8	13.4	227.4
Other income				15.2					16.6	33.7	65.5
Other operating expenses				(4.4)					(11.5)	(23.8)	(39.7)

Segment income before federal income taxes				$186.7					$120.3	$21.1	$328.1

	Year ended December 31, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Net premiums written	$937.4	$387.6	$38.0	$1,363.0	$119.6	$193.1	$323.8	$150.7	$787.2	$0.2	$2,150.4

Net premiums earned	$954.1	$394.2	$38.4	$1,386.7	$126.4	$190.9	$329.3	$127.8	$774.4	$0.2	$2,161.3
Policy benefits, claims, losses excluding prior year reserve development and catastrophe losses	600.4	168.9	13.7	783.0	99.0	98.6	151.7	48.2	397.5	—	1,180.5
Prior year loss and LAE reserve development (favorable) unfavorable	(27.0)	(14.8)	(0.6)	(42.4)	(3.6)	(9.6)	(24.5)	(3.5)	(41.2)	4.1	(79.5)
Pre-tax catastrophe losses	3.6	80.3	5.6	89.5	—	1.2	142.2	38.1	181.5	—	271.0
Pre-tax catastrophe LAE	0.2	3.2	0.1	3.5	—	0.1	2.3	—	2.4	—	5.9
Loss adjustment expenses excluding prior year reserve development	99.1	29.0	1.9	130.0	20.1	17.0	42.9	9.7	89.7	0.4	220.1
Policy acquisition expenses and other underwriting expenses				393.0					286.5	(0.8)	678.7
Policyholders’ dividends				—					(1.1)	—	(1.1)

GAAP underwriting profit (loss)				30.1					(140.9)	(3.5)	(114.3)
Net investment income				102.6					101.4	5.1	209.1
Other income				15.5					13.0	23.4	51.9
Other operating expenses				(5.0)					(8.5)	(19.5)	(33.0)

Segment income (loss) before federal income taxes				$143.2					$(35.0)	$5.5	$113.7

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Quarter ended December 31, 2006
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and development	61.2%	37.4%	42.7%	53.9%	63.4%	56.4%	47.1%	44.2%	50.4%	N/M	52.6%
Catastrophe losses	0.2%	4.0%	2.1%	1.4%	—	0.2%	1.4%	18.4%	5.3%	N/M	2.9%
Loss development	(2.7)%	(3.3)%	(6.2)%	(2.9)%	(33.6)%	(7.2)%	(9.5)%	(7.5)%	(11.4)%	N/M	(6.1)%

Total loss reserves	58.7%	38.1%	38.6%	52.4%	29.8%	49.4%	39.0%	55.1%	44.3%	N/M	49.4%
Loss adjustment expenses	13.2%	7.7%	4.2%	11.4%	12.1%	9.7%	10.3%	4.2%	8.8%	N/M	10.4%
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—
Policy acquisition and other underwriting expenses				31.0%					40.4%	N/M	34.6%
Policyholders’ dividends				—					—	N/M	—

Combined				94.8%					93.5%	N/M	94.4%

Policies in force	7.0%	(1.6)%	0.3%	2.7%	(3.0)%	0.9%	(0.8)%	4.4%	1.1%	—	2.5%
Retention (1)	75.4%	83.6%	N/M	79.8%	72.7%	75.8%	80.8%	76.6%	77.9%

	Quarter ended December 31, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and development	58.8%	35.7%	38.5%	51.4%	80.5%	50.7%	40.0%	34.4%	47.7%	N/M	50.0%
Catastrophe losses	(0.4)%	(7.3)%	44.8%	(1.2)%	—	2.1%	8.2%	87.7%	20.4%	N/M	6.8%
Loss development	(1.8)%	(6.6)%	(1.0)%	(3.2)%	(0.6)%	(12.3)%	(9.2)%	3.5%	(6.2)%	N/M	(4.0)%

Total loss reserves	56.6%	21.8%	82.3%	47.0%	79.9%	40.5%	39.0%	125.6%	61.9%	N/M	52.8%
Loss adjustment expenses	10.8%	8.5%	4.2%	10.0%	6.5%	7.7%	12.7%	8.5%	9.8%	N/M	9.9%
Pre-tax catastrophe LAE	0.1%	1.5%	1.0%	0.5%	—	0.2%	0.6%	—	0.3%	N/M	0.4%
Policy acquisition and other underwriting expenses				29.2%					35.5%	N/M	31.5%
Policyholders’ dividends				—					(0.9)%	N/M	(0.3)%

Combined				86.7%					106.6%	N/M	94.3%

Policies in force	(6.0)%	(5.3)%	(4.0)%	(5.5)%	(4.5)%	(3.4)%	(4.4)%	2.9%	(1.7)%	—	(5.1)%
Retention (1)	80.0%	82.9%	N/M	81.5%	66.1%	81.6%	79.5%	N/M	77.9%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS

	Year ended December 31, 2006
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and development	61.1%	40.9%	35.2%	54.6%	73.1%	52.8%	44.5%	35.4%	48.1%	N/M	52.2%
Catastrophe losses	0.3%	7.4%	4.6%	2.4%	—	1.0%	11.7%	12.2%	7.8%	N/M	4.5%
Loss development	(4.7)%	(0.1)%	(6.7)%	(3.5)%	(22.4)%	(7.9)%	(6.8)%	(4.8)%	(8.7)%	N/M	(5.3)%

Total loss reserves	56.7%	48.2%	33.1%	53.5%	50.7%	45.9%	49.4%	42.8%	47.2%	N/M	51.4%
Loss adjustment expenses	12.7%	8.2%	5.4%	11.2%	11.2%	8.7%	11.4%	6.8%	9.7%	N/M	10.6%
Pre-tax catastrophe LAE	—	0.7%	0.3%	0.2%	—	—	1.6%	0.2%	0.7%	N/M	0.4%
Policy acquisition and other underwriting expenses				30.2%					41.2%	N/M	34.3%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				95.1%					98.9%	N/M	96.7%

Policies in force	7.0%	(1.6)%	0.3%	2.7%	(3.0)%	0.9%	(0.8)%	4.4%	1.1%	—	2.5%
Retention (1)	75.4%	83.6%	N/M	79.8%	75.9%	77.3%	82.3%	81.7%	80.2%

	Year ended December 31, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and development	62.9%	42.8%	35.7%	56.5%	78.3%	51.7%	46.0%	37.7%	51.3%	N/M	54.6%
Catastrophe losses	0.4%	20.4%	14.6%	6.5%	—	0.6%	43.2%	29.8%	23.4%	N/M	12.5%
Loss development	(3.1)%	(3.3)%	N/M	(3.1)%	3.2%	(4.5)%	(5.5)%	(3.2)%	(3.4)%	N/M	(3.0)%

Total loss reserves	60.2%	59.9%	50.3%	59.9%	81.5%	47.8%	83.7%	64.3%	71.3%	N/M	64.1%
Loss adjustment expenses	10.7%	6.9%	3.4%	9.4%	9.9%	8.3%	11.1%	8.1%	9.7%	N/M	9.5%
Pre-tax catastrophe LAE	—	0.8%	0.2%	0.3%	—	0.1%	0.7%	—	0.3%	—	0.3%
Policy acquisition and other underwriting expenses				28.3%					37.0%	N/M	31.4%
Policyholders’ dividends				—					(0.1)%	N/M	(0.1)%

Combined				97.9%					118.2%	N/M	105.2%

Policies in force	(6.0)%	(5.3)%	(4.0)%	(5.5)%	(4.5)%	(3.4)%	(4.4)%	2.9%	(1.7)%	—	(5.1)%
Retention (1)	80.0%	82.9%	N/M	81.5%	74.2%	80.9%	80.6%	N/M	79.9%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

GAAP UNDERWRITING RATIOS EXCLUDING REINSTATEMENT PREMIUM

	Year ended December 31, 2006
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and development	61.1%	40.9%	35.2%	54.6%	73.1%	52.8%	44.5%	35.4%	48.1%	N/M	52.2%
Catastrophe losses	0.3%	7.4%	4.6%	2.4%	—	1.0%	11.7%	12.2%	7.8%	N/M	4.5%
Loss development	(4.7)%	(0.1)%	(6.7)%	(3.5)%	(22.4)%	(7.9)%	(6.8)%	(4.8)%	(8.7)%	N/M	(5.3)%

Total loss reserves	56.7%	48.2%	33.1%	53.5%	50.7%	45.9%	49.4%	42.8%	47.2%	N/M	51.4%
Loss adjustment expenses	12.7%	8.2%	5.4%	11.2%	11.2%	8.7%	11.4%	6.8%	9.7%	N/M	10.6%
Pre-tax catastrophe LAE	—	0.7%	0.3%	0.2%	—	—	1.6%	0.2%	0.7%		0.4%
Policy acquisition and other underwriting expenses				30.2%					41.2%	N/M	34.3%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				95.1%					98.9%	N/M	96.7%

Policies in force	7.0%	(1.6)%	0.3%	2.7%	(3.0)%	0.9%	(0.8)%	4.4%	1.1%	—	2.5%
Retention (1)	75.4%	83.6%	N/M	79.8%	75.9%	77.3%	82.3%	81.7%	80.2%

	Year ended December 31, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and development	62.7%	41.4%	34.7%	55.8%	78.3%	51.5%	45.1%	37.2%	50.7%	N/M	53.9%
Catastrophe losses	0.4%	19.7%	14.2%	6.4%	—	0.6%	42.3%	29.4%	23.2%	N/M	12.4%
Loss development	(3.1)%	(3.2)%	N/M	(3.1)%	3.2%	(4.4)%	(5.4)%	(3.2)%	(3.4)%	N/M	(3.0)%

Total loss reserves	60.0%	57.9%	48.9%	59.1%	81.5%	47.7%	82.0%	63.4%	70.5%	N/M	63.3%
Loss adjustment expenses	10.7%	6.7%	3.3%	9.3%	9.9%	8.3%	10.9%	7.9%	9.6%	N/M	9.4%
Pre-tax catastrophe LAE	—	0.8%	0.2%	0.2%	—	0.1%	0.7%	—	0.3%	N/M	0.3%
Policy acquisition and other underwriting expenses				28.0%					36.6%	N/M	31.0%
Policyholders’ dividends				—					(0.1)%	N/M	(0.1)%

Combined				96.6%					116.9%	N/M	103.9%

Policies in force	(6.0)%	(5.3)%	(4.0)%	(5.5)%	(4.5)%	(3.4)%	(4.4)%	2.9%	1.7%	—	(5.1)%
Retention (1)	80.0%	82.9%	N/M	81.5%	74.2%	80.9%	80.6%	N/M	79.9%

(1)	The retention rate for personal lines is a twelve month rolling average calculation based on policies in force; the retention rate for commercial lines is based on direct voluntary written premiums, based on processed policies in the current period versus the same period in the prior year. Additionally, the retention rates have been adjusted to exclude the effect of our strategic termination of specialty commercial programs which resulted from an extensive review during the fourth quarter of 2001.

LIFE COMPANIES

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

CONDENSED INCOME STATEMENTS

	Quarter ended December 31			Year ended December 31
(In millions)	2006	2005	% Change	2006	2005	% Change
REVENUES
Premiums	$5.9	$6.3	(6.3)	$35.4	$36.9	(4.1)
Fees and other income	1.1	9.0	(87.8)	16.2	36.3	(55.4)
Net investment income	22.0	28.7	(23.3)	90.9	112.1	(18.9)

Total segment revenue	29.0	44.0	(34.1)	142.5	185.3	(23.1)

POLICY BENEFITS, CLAIMS AND OPERATING EXPENSES
Policy benefits, claims and losses	18.1	21.8	(17.0)	89.1	101.0	(11.8)
Policy acquisition expenses	0.4	1.5	(73.3)	1.1	6.7	(83.6)
Other operating expenses	10.4	21.7	(52.1)	56.2	96.3	(41.6)

Total policy benefits, claims and operating expenses	28.9	45.0	(35.8)	146.4	204.0	(28.2)

Segment income (loss) before federal income taxes	$0.1	$(1.0)	N/M	$(3.9)	$(18.7)	(79.1)

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

CONSOLIDATED BALANCE SHEETS

(In millions, except per share data)	December 31 2006	December 31 2005	% Change
ASSETS
Investments:
Fixed maturities, at fair value (amortized cost of $1,381.7 and $1,789.8)	$1,377.8	$1,801.2	(23.5)
Equity securities, at fair value (cost of $0.1 and $1.7)	0.6	2.7	(77.8)
Mortgage loans	33.4	54.8	(39.1)
Policy loans	125.7	139.9	(10.2)
Other long-term investments	25.2	42.3	(40.4)

Total investments	1,562.7	2,040.9	(23.4)

Cash and cash equivalents	104.2	101.9	2.3
Accrued investment income	21.5	27.6	(22.1)
Premiums, accounts, and notes receivable, net	2.9	4.0	(27.5)
Reinsurance receivable on paid and unpaid losses, benefits and unearned premiums	338.3	391.0	(13.5)
Deferred policy acquistion costs	5.1	7.1	(28.2)
Deferred federal income tax asset	174.3	204.6	(14.8)
Other assets	98.7	91.2	8.2
Separate account assets	543.6	571.9	(4.9)

Total assets	$2,851.3	$3,440.2	(17.1)

LIABILITIES AND SHAREHOLDER’S EQUITY

LIABILITIES
Policy liabilities and accruals:
Future policy benefits	$1,242.3	$1,336.1	(7.0)
Outstanding claims, losses and loss adjustment expenses	83.3	92.9	(10.3)
Unearned premiums	1.5	1.6	(6.3)
Contractholder deposit funds and other policy liabilities	192.8	251.7	(23.4)

Total policy liabilities and accruals	1,519.9	1,682.3	(9.7)

Expenses and taxes payable	427.8	518.2	(17.4)
Reinsurance premiums payable	3.5	6.5	(46.2)
Trust instruments supported by funding obligations	38.5	294.3	(86.9)
Separate account liabilities	543.6	571.9	(4.9)

Total liabilities	2,533.3	3,073.2	(17.6)

SHAREHOLDER’S EQUITY
Common stock, par value $10 per share; authorized 1 million shares; issued 500,000 shares	5.0	5.0	—
Additional paid-in capital	684.9	684.9	—
Accumulated other comprehensive loss	(25.7)	(26.3)	(2.3)
Retained deficit	(346.2)	(296.6)	16.7

Total shareholder’s equity	318.0	367.0	(13.4)

Total liabilities and shareholder’s equity	$2,851.3	$3,440.2	(17.1)

THE HANOVER INSURANCE GROUP

LIFE COMPANIES

FUTURE POLICY BENEFITS AND ACCOUNT BALANCES

	Gross			Net of Reinsurance Recoverables
(In millions)	December 31 2006	December 31 2005	% Change	December 31 2006	December 31 2005	% Change
Insurance
Traditional life	$723.8	$760.2	(4.8)	$723.7	$760.0	(4.8)
Universal life	0.9	1.0	(10.0)	—	—	—
Variable universal life	15.0	32.9	(54.4)	—	—	—
Individual health	18.2	18.7	(2.7)	1.2	0.4	N/M

Total insurance	757.9	812.8	(6.8)	724.9	760.4	(4.7)

Annuities
Individual annuities	97.6	113.5	(14.0)	7.2	15.7	(54.1)
Group annuities	374.7	400.7	(6.5)	369.5	395.5	(6.6)

Total annuities	472.3	514.2	(8.1)	376.7	411.2	(8.4)

Guaranteed investment contracts
Contractholder deposit funds and other policy liabilities	—	30.3	N/M	—	30.3	N/M

Total general account reserves	$1,230.2	$1,357.3	(9.4)	$1,101.6	$1,201.9	(8.3)

Trust instruments supported by funding obligations	$38.5	$294.3	(86.9)	$38.5	$294.3	(86.9)

SEPARATE ACCOUNT LIABILITIES
Variable universal life	$82.9	$67.6	22.6	$82.9	$67.6	22.6
Variable individual annuities	362.0	405.5	(10.7)	362.0	405.5	(10.7)

Total individual	444.9	473.1	(6.0)	444.9	473.1	(6.0)
Group variable universal life	2.4	2.6	(7.7)	2.4	2.6	(7.7)
Group annuities	96.3	96.2	0.1	96.3	96.2	0.1

Total group	98.7	98.8	(0.1)	98.7	98.8	(0.1)

Total separate account liabilities(1)	$543.6	$571.9	(4.9)	$543.6	$571.9	(4.9)

(1)	Includes separate account liabilities subject to a modified coinsurance agreement with AFLIAC of $437.3 million and $465.7 million as of December 31, 2006 and 2005, respectively.

INVESTMENTS

THE HANOVER INSURANCE GROUP

NET INVESTMENT INCOME

	Year ended December 31, 2006
(In millions, except yields)	Property and Casualty (1)	Yield	Life Companies	Yield	Total	Yield
Fixed maturities	$218.8	5.55%	$78.2	5.62%	$297.0	5.57%
Equity securities	1.9	—	0.1	—	2.0	—
Mortgages	3.0	9.23%	3.8	9.07%	6.8	9.14%
All other	10.2	—	11.2	—	21.4	—
Investment expenses	(5.9)	—	(2.4)	—	(8.3)	—

Total	$228.0	5.38%	$90.9	5.43%	$318.9	5.39%

	Year ended December 31, 2005
	Property and Casualty (1)	Yield	Life Companies (2)	Yield	Total	Yield
Fixed maturities	$208.9	5.57%	$107.8	5.70%	$316.7	5.62%
Equity securities	0.9	—	0.1	—	1.0	—
Mortgages	4.2	8.84%	5.5	9.48%	9.7	9.19%
All other	(0.3)	—	3.4	—	3.1	—
Investment expenses	(4.4)	—	(4.7)	—	(9.1)	—

Total	$209.3	5.36%	$112.1	5.06%	$321.4	5.25%

(1)	Includes purchase accounting adjustments of $3.2 million for the years ended December 31, 2006 and 2005. Also includes corporate eliminations of $0.1 million and $0.6 million for the years ended December 31, 2006 and 2005, respectively.
(2)	Excludes AFLIAC discontinued operations of $80.5 million for the year ended, December 31, 2005.

THE HANOVER INSURANCE GROUP

COMPONENTS OF NET REALIZED INVESTMENT GAINS (LOSSES)

	Quarter ended December 31
(In millions)	2006			2005
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
	Property and Casualty (1)	Life Companies	Total	Property and Casualty (1)	Life Companies (2)	Total
Net (losses) gains on securities transactions	$(9.5)	$1.6	$(7.9)	$9.6	$(1.5)	$8.1
Other than temporary impairments	(3.0)	(0.1)	(3.1)	(0.9)	(0.1)	(1.0)
Other	(2.4)	(1.5)	(3.9)	0.1	(1.5)	(1.4)

Net realized investment (losses) gains	$(14.9)	$—	$(14.9)	$8.8	$(3.1)	$5.7

	Year ended December 31
	2006			2005
	Net Realized Gains (Losses)			Net Realized Gains (Losses)
	Property and Casualty (1)	Life Companies	Total	Property and Casualty (1)	Life Companies (2)	Total
Net gains on securities transactions	$9.1	$1.9	$11.0	$16.2	$17.6	$33.8
Other than temporary impairments	(6.8)	(4.5)	(11.3)	(7.8)	(1.5)	(9.3)
Other	(2.5)	(1.5)	(4.0)	(0.6)	(0.1)	(0.7)

Net realized investment (losses) gains	$(0.2)	$(4.1)	$(4.3)	$7.8	$16.0	$23.8

(1)	Includes corporate eliminations of $(7.7) million and $2.9 million for the quarters ended December 31, 2006 and 2005, respectively, and corporate eliminations of $(4.0) million and $3.7 million for the years ended December 31, 2006 and 2005, respectively.
(2)	Excludes discontinued operations of $0.7 million for the quarter ended December 31, 2005 and discontinued operations of $6.8 million for the year ended December 31, 2005.

THE HANOVER INSURANCE GROUP

AGING OF GROSS UNREALIZED LOSSES ON SECURITIES AVAILABLE FOR SALE

(In millions)	December 31, 2006
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$11.1	$2.1	$13.2	$1,163.2	$158.9	$1,322.1
Greater than 12 months	32.2	23.2	55.4	1,342.4	747.1	2,089.5

Total investment grade fixed maturities	43.3	25.3	68.6	2,505.6	906.0	3,411.6
BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	1.1	0.2	1.3	60.8	7.5	68.3
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	1.1	0.2	1.3	60.8	7.5	68.3
Equity securities	—	—	—	—	—	—

Total fixed maturities and equity securities	$44.4	$25.5	$69.9	$2,566.4	$913.5	$3,479.9

	December 31, 2005
	Gross Unrealized Losses			Fair Value
	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
INVESTMENT GRADE FIXED MATURITIES:
12 months or less	$24.5	$14.2	$38.7	$1,571.7	$764.0	$2,335.7
Greater than 12 months	18.0	8.7	26.7	404.1	191.7	595.8

Total investment grade fixed maturities	42.5	22.9	65.4	1,975.8	955.7	2,931.5
BELOW INVESTMENT GRADE FIXED MATURITIES:
12 months or less	6.2	2.8	9.0	134.4	36.9	171.3
Greater than 12 months	—	—	—	—	—	—

Total below investment grade fixed maturities	6.2	2.8	9.0	134.4	36.9	171.3
Equity securities	—	0.1	0.1	—	1.4	1.4

Total fixed maturities and equity securities	$48.7	$25.8	$74.5	$2,110.2	$994.0	$3,104.2

THE HANOVER INSURANCE GROUP

CREDIT QUALITY OF FIXED MATURITIES

(In millions)	December 31, 2006
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$3,165.6	$930.1	$4,095.7	$3,153.6	$920.0	$4,073.6
2	Baa	839.5	381.5	1,221.0	833.6	382.4	1,216.0
3	Ba	101.1	25.9	127.0	102.5	27.1	129.6
4	B	118.0	36.6	154.6	122.9	39.0	161.9
5	Caa and lower	37.3	6.4	43.7	38.5	6.5	45.0
6	In or near default	—	1.2	1.2	—	2.9	2.9

Total fixed maturities		$4,261.5	$1,381.7	$5,643.2	$4,251.1	$1,377.9	$5,629.0

	December 31, 2005
		Amortized Cost			Fair Value
NAIC Designation	Rating Agency Equivalent Designation	Property and Casualty	Life Companies	Total	Property and Casualty	Life Companies	Total
1	Aaa/Aa/A	$2,779.9	$1,111.3	$3,891.2	$2,787.3	$1,108.7	$3,896.0
2	Baa	850.5	580.3	1,430.8	848.8	591.6	1,440.4
3	Ba	96.2	56.2	152.4	95.6	56.7	152.3
4	B	114.8	37.4	152.2	114.1	37.6	151.7
5	Caa and lower	47.9	7.6	55.5	53.4	9.4	62.8
6	In or near default	1.9	1.9	3.8	3.0	2.0	5.0

Total fixed maturities		$3,891.2	$1,794.7	$5,685.9	$3,902.2	$1,806.0	$5,708.2

PROPERTY & CASUALTY

STATUTORY RATIOS

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Quarter ended December 31, 2006
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and development	61.2%	37.1%	41.7%	53.8%	64.5%	56.6%	46.4%	44.3%	50.3%	N/M	52.5%
Catastrophe losses	0.2%	5.2%	2.1%	1.7%	—	—	1.7%	18.8%	5.5%	N/M	3.1%
Loss development	(2.7)%	(3.3)%	(6.3)%	(3.0)%	(34.0)%	(7.2)%	(9.5)%	(7.6)%	(11.5)%	N/M	(6.1)%

Total loss reserves	58.7%	39.0%	37.5%	52.5%	30.5%	49.4%	38.6%	55.5%	44.3%	N/M	49.5%
Loss adjustment expenses	13.3%	7.7%	4.2%	11.5%	12.2%	9.5%	10.4%	4.2%	8.9%	N/M	10.5%
Pre-tax catastrophe LAE	—	—	—	—	—	—	—	—	—	N/M	—
Policy acquisition and other underwriting expenses				31.8%					42.7%	N/M	35.7%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				95.8%					96.0%	N/M	95.7%

	Quarter ended December 31, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and development	58.8%	36.2%	37.3%	51.6%	79.5%	50.5%	40.5%	34.4%	47.8%	N/M	50.1%
Catastrophe losses	(0.4)%	(10.6)%	44.7%	(2.2)%	—	1.9%	5.3%	86.4%	18.8%	N/M	5.6%
Loss development	(1.8)%	(6.6)%	(1.1)%	(3.3)%	(0.6)%	(12.3)%	(9.2)%	3.5%	(6.2)%	N/M	(4.0)%

Total loss reserves	56.6%	19.0%	80.9%	46.1%	78.9%	40.1%	36.6%	124.3%	60.4%	N/M	51.7%
Loss adjustment expenses	10.9%	8.5%	4.2%	10.0%	6.4%	7.7%	12.9%	8.3%	9.8%	N/M	10.0%
Pre-tax catastrophe LAE	—	1.5%	1.1%	0.5%	—	0.2%	0.5%	—	0.2%	N/M	0.4%
Policy acquisition and other underwriting expenses				28.8%					38.1%	N/M	32.1%
Policyholders’ dividends				—					N/M	N/M	N/M

Combined				85.4%					108.5%	N/M	94.2%

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS

	Year ended December 31, 2006
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and development	61.1%	40.8%	35.0%	54.6%	73.8%	52.8%	44.4%	35.6%	48.1%	N/M	52.2%
Catastrophe losses	0.3%	7.9%	4.9%	2.6%	—	1.0%	11.9%	12.3%	7.9%	N/M	4.6%
Loss development	(4.7)%	(0.1)%	(6.7)%	(3.5)%	(22.6)%	(8.0)%	(6.8)%	(4.7)%	(8.7)%	N/M	(5.4)%

Total loss reserves	56.7%	48.6%	33.2%	53.7%	51.2%	45.8%	49.5%	43.2%	47.3%	N/M	51.4%
Loss adjustment expenses	12.7%	8.2%	5.7%	11.2%	11.3%	8.6%	11.3%	6.8%	9.7%	N/M	10.7%
Pre-tax catastrophe LAE	—	0.7%	0.2%	0.2%	—	—	1.6%	0.2%	0.7%	N/M	0.4%
Policy acquisition and other underwriting expenses				30.1%					39.9%	N/M	33.8%
Policyholders’ dividends				—					0.2%	N/M	0.1%

Combined				95.2%					97.8%	N/M	96.4%

	Year ended December 31, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and development	62.9%	42.9%	35.7%	56.5%	78.1%	51.7%	46.1%	37.9%	51.4%	N/M	54.6%
Catastrophe losses	0.4%	19.5%	14.1%	6.2%	—	0.6%	42.5%	29.3%	23.0%	N/M	12.2%
Loss development	(3.1)%	(3.3)%	N/M	(3.1)%	3.1%	(4.5)%	(5.5)%	(3.2)%	(3.5)%	N/M	(3.0)%

Total loss reserves	60.2%	59.1%	49.8%	59.6%	81.2%	47.8%	83.1%	64.0%	70.9%	N/M	63.8%
Loss adjustment expenses	10.8%	7.0%	3.4%	9.4%	9.9%	8.2%	11.1%	8.0%	9.7%	N/M	9.5%
Pre-tax catastrophe LAE	—	0.8%	0.2%	0.3%	—	0.1%	0.7%	—	0.3%	N/M	0.3%
Policy acquisition and other underwriting expenses				27.9%					36.8%	N/M	31.1%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				97.2%					117.8%	N/M	104.7%

THE HANOVER INSURANCE GROUP

PROPERTY AND CASUALTY

STATUTORY UNDERWRITING RATIOS EXCLUDING REINSTATEMENT PREMIUM

	Year ended December 31, 2006
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and development	61.1%	40.8%	35.0%	54.6%	73.8%	52.8%	44.4%	35.6%	48.1%	N/M	52.2%
Catastrophe losses	0.3%	7.9%	4.9%	2.6%	—	1.0%	11.9%	12.3%	7.9%	N/M	4.6%
Loss development	(4.7)%	(0.1)%	(6.7)%	(3.5)%	(22.6)%	(8.0)%	(6.8)%	(4.7)%	(8.7)%	N/M	(5.4)%

Total loss reserves	56.7%	48.6%	33.2%	53.7%	51.2%	45.8%	49.5%	43.2%	47.3%	N/M	51.4%
Loss adjustment expenses	12.7%	8.2%	5.7%	11.2%	11.3%	8.6%	11.3%	6.8%	9.7%	N/M	10.7%
Pre-tax catastrophe LAE	—	0.7%	0.2%	0.2%	—	—	1.6%	0.2%	0.7%	N/M	0.4%
Policy acquisition and other underwriting expenses				30.1%					39.9%	N/M	33.8%
Policyholders’ dividends				—					0.2%	N/M	0.1%

Combined				95.2%					97.8%	N/M	96.4%

	Year ended December 31, 2005
	Personal Lines				Commercial Lines
	Personal Automobile	Homeowners	Other Personal Lines	Total Personal Lines	Workers’ Compensation	Commercial Automobile	Commercial Multiple Peril	Other Commercial Lines	Total Commercial Lines	Other Property and Casualty	Total Property and Casualty
Losses, excluding catastrophe losses and development	62.7%	41.5%	34.7%	55.8%	78.1%	51.6%	45.2%	37.3%	50.7%	N/M	54.0%
Catastrophe losses	0.4%	18.9%	13.7%	6.1%	N/M	0.6%	41.5%	28.8%	22.7%	N/M	12.1%
Loss development	(3.1)%	(3.2)%	N/M	(3.1)%	3.1%	(4.4)%	(5.4)%	(3.1)%	(3.4)%	N/M	(3.0)%

Total loss reserves	60.0%	57.2%	48.4%	58.8%	81.2%	47.8%	81.3%	63.0%	70.0%	N/M	63.1%
Loss adjustment expenses	10.7%	6.7%	3.3%	9.3%	9.9%	8.2%	10.8%	7.9%	9.6%	N/M	9.4%
Pre-tax catastrophe LAE	—	0.8%	0.2%	0.2%	—	0.1%	0.6%	—	0.3%	N/M	0.3%
Policy acquisition and other underwriting expenses				27.5%					36.4%	N/M	30.8%
Policyholders’ dividends				—					0.1%	N/M	—

Combined				95.8%					116.4%	N/M	103.6%

Historical Highlights

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2006	Q4 06	Q3 06	Q2 06	Q1 06	2005	Q4 05	Q3 05	Q2 05	Q1 05
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$186.7	$49.0	$35.0	$53.7	$49.0	$143.2	$74.4	$(27.8)	$57.4	$39.2
Commercial Lines	120.3	43.4	7.7	30.2	39.0	(35.0)	14.5	(101.0)	31.0	20.5
Other Property and Casualty	21.1	5.0	10.1	2.3	3.7	5.5	0.6	1.1	1.7	2.1

Total Property and Casualty	328.1	97.4	52.8	86.2	91.7	113.7	89.5	(127.7)	90.1	61.8
Life Companies	(3.9)	0.1	(1.1)	(1.0)	(1.9)	(18.7)	(1.0)	(0.9)	(7.5)	(9.3)
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income (loss) before federal income taxes	$284.3	$87.5	$41.7	$75.3	$79.8	$55.1	$78.5	$(138.6)	$72.7	$42.5

Federal income tax (expense) benefit on segment income	(88.2)	(26.9)	(14.1)	(23.6)	(23.6)	(1.0)	(1.3)	29.6	(19.5)	(9.8)

Total segment income (loss) after federal income taxes	$196.1	$60.6	$27.6	$51.7	$56.2	$54.1	$77.2	$(109.0)	$53.2	$32.7

Change in prior years tax reserves	3.3	3.3	—	—	—	2.3	—	—	2.3	—
Federal income tax settlement	—	—	—	—	—	9.5	9.5	—	—	—
Net realized investment (losses) gains, net of amortization	(3.5)	(14.9)	2.0	3.6	5.8	18.6	5.7	(2.0)	3.6	11.3
Gains (losses) on derivative instruments	0.2	—	0.1	0.1	—	(0.3)	—	0.2	(0.3)	(0.2)
Restructuring costs	(1.6)	(0.2)	(0.5)	(0.6)	(0.3)	(2.1)	(0.8)	(0.4)	(0.2)	(0.7)
Federal income tax (expense) benefit on non-segment income	(2.8)	0.7	(0.7)	(1.1)	(1.7)	(5.6)	(7.2)	5.8	(1.5)	(2.7)

Income (loss) from continuing operations	191.7	49.5	28.5	53.7	60.0	76.5	84.4	(105.4)	57.1	40.4
Income from discontinued variable life insurance and annuity business, net of taxes	—	—	—	—	—	42.7	4.1	17.6	14.9	6.1
(Loss) income on disposal of variable life insurance and annuity business, net of taxes	(29.8)	(4.0)	(2.9)	(2.8)	(20.1)	(444.4)	30.2	(474.6)	—	—
Gain on sale of Financial Profiles Inc., net of taxes	7.8	—	7.8	—	—	—	—	—	—	—

Income (loss) before cumulative effect of accounting change	169.7	45.5	33.4	50.9	39.9	(325.2)	118.7	(562.4)	72.0	46.5
Cumulative effect of change in accounting principle, net of taxes	0.6	—	—	—	0.6	—	—	—	—	—

NET INCOME (LOSS)	$170.3	$45.5	$33.4	$50.9	$40.5	$(325.2)	$118.7	$(562.4)	$72.0	$46.5

PER SHARE DATA (DILUTED)
INCOME (LOSS) FROM CONTINUING OPERATIONS	$3.68	$0.96	$0.56	$1.04	$1.12	$1.42	$1.56	$(1.97)	$1.06	$0.75
INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAXES	$(0.42)	$(0.08)	$0.09	$(0.05)	$(0.38)	$(7.44)	$0.63	$(8.54)	$0.28	$0.11
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET OF TAXES	$0.01	$—	$—	$—	$0.01	$—	$—	$—	$—	$—
NET INCOME (LOSS)	$3.27	$0.88	$0.65	$0.99	$0.75	$(6.02)	$2.19	$(10.51)	$1.34	$0.86
WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED) (2)	52.2	51.7	51.3	51.6	53.6	54.0	54.2	53.5	53.9	53.8
BALANCE SHEET
Total investments		$5,864.4	$5,719.3	$5,601.4	$5,841.8		$6,008.3	$7,535.0	$7,678.4	$7,663.9
Separate account assets		$543.6	$524.2	$528.4	$564.0		$571.9	$9,385.9	$9,444.6	$9,726.0
Total assets		$9,856.6	$9,844.0	$9,689.1	$10,156.8		$10,634.0	$21,647.1	$21,846.6	$22,167.8
Total shareholders’ equity		$1,999.2	$1,909.3	$1,770.0	$1,843.0		$1,951.3	$1,867.7	$2,490.5	$2,325.2
Book value per share		$39.10	$37.49	$34.77	$35.35		$36.30	$34.81	$46.60	$43.53
Book value per share, excluding accumulated other comprehensive income		$39.88	$39.20	$38.46	$37.77		$37.33	$35.47	$46.01	$44.67

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.
(2)	Weighted average shares outstanding for the quarter ending September 30, 2005 represents basic shares outstanding due to antidilution.

THE HANOVER INSURANCE GROUP

HISTORICAL FINANCIAL HIGHLIGHTS

(In millions, except per share data)	2004	Q4 04	Q3 04	Q2 04	Q1 04
SEGMENT INCOME (1)
Property and Casualty
Personal Lines	$134.6	$45.9	$42.1	$35.8	$10.8
Commercial Lines	58.0	26.0	(7.1)	12.6	26.5
Other Property and Casualty	5.4	1.7	1.7	0.7	1.3

Total Property and Casualty	198.0	73.6	36.7	49.1	38.6
Life Companies	(22.3)	(8.7)	(2.1)	(6.9)	(4.6)
Interest expense on corporate debt	(39.9)	(10.0)	(10.0)	(9.9)	(10.0)

Total segment income before federal income taxes	$135.8	$54.9	$24.6	$32.3	$24.0

Federal income tax expense on segment income	(26.6)	(12.6)	(4.5)	(6.3)	(3.2)

Total segment income after federal income taxes	$109.2	$42.3	$20.1	$26.0	$20.8

Federal income tax settlement	30.4	0.1	—	0.2	30.1
Net realized investment gains (losses), net of amortization	16.1	3.7	(5.5)	6.8	11.1
(Losses) gains from retirement of funding agreements and trust instruments supported by funding obligations	(0.2)	0.1	2.9	—	(3.2)
Gains on derivative instruments	1.3	0.9	0.1	0.3	—
Restructuring costs	(8.5)	(2.7)	(0.3)	(2.2)	(3.3)
Federal income tax (expense) benefit on non-segment income	(3.0)	(0.9)	0.5	(1.9)	(0.7)

Income from continuing operations	145.3	43.5	17.8	29.2	54.8
Income (loss) from discontinued variable life and annuity business, net of taxes	37.2	19.6	(0.1)	3.2	14.5

Income before cumulative effect of accounting change	182.5	63.1	17.7	32.4	69.3
Cumulative effect of change in accounting principle, net of taxes	(57.2)	—	—	—	(57.2)

NET INCOME	$125.3	$63.1	$17.7	$32.4	$12.1

PER SHARE DATA (DILUTED)
INCOME FROM CONTINUING OPERATIONS	$2.71	$0.81	$0.33	$0.54	$1.02
INCOME FROM DISCONTINUED OPERATIONS, NET OF TAXES	$0.69	$0.37	$—	$0.06	$0.27
CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, NET OF TAXES	$(1.06)	$—	$—	$—	$(1.06)
NET INCOME	$2.34	$1.18	$0.33	$0.60	$0.23
WEIGHTED AVERAGE SHARES OUTSTANDING (DILUTED)	53.7	53.7	53.6	53.7	53.7

BALANCE SHEET
Total investments		$8,265.7	$8,253.1	$8,091.3	$8,239.5
Separate account assets		$10,455.0	$10,086.0	$10,740.3	$11,304.9
Total assets		$23,719.2	$23,448.9	$24,030.5	$24,763.9
Total shareholders’ equity		$2,339.5	$2,294.2	$2,207.2	$2,289.3
Book value per share		$43.91	$43.09	$41.48	$43.04
Book value per share, excluding accumulated other comprehensive income		$43.85	$42.69	$42.36	$41.77

(1)	Represents income or loss of the Company’s operating segments: Personal Lines, Commercial Lines, Other Property and Casualty, Life Companies and interest expense on corporate debt. In accordance with Statement of Financial Accounting Standards No.131, the separate financial information of each segment is presented consistent with the manner in which results are regularly evaluated by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

Other Information

CORPORATE OFFICES AND PRINCIPAL SUBSIDIARIES

THE HANOVER INSURANCE GROUP, INC.

440 Lincoln Street

Worcester, MA 01653

The Hanover Insurance Company

440 Lincoln Street

Worcester, MA 01653

Citizens Insurance Company of America

645 West Grand River

Howell, MI 48843

MARKET AND DIVIDEND INFORMATION

The following information shows trading activity for the Company for the periods indicated:

	2006
	Price Range		Dividends Per Share
Quarter Ended	High	Low
March 31	$53.12	$42.98	—
June 30	$54.11	$43.17	—
September 30	$48.49	$41.17	—
December 31	$50.25	$43.95	$0.30

	2005
	Price Range		Dividends Per Share
Quarter Ended	High	Low
March 31	$36.50	$30.27	—
June 30	$37.29	$32.85	—
September 30	$42.11	$37.13	—
December 31	$42.03	$37.20	$0.25

INDUSTRY RATINGS AS OF January 29, 2007

Financial Strength Ratings	A.M. Best	Standard & Poor’s	Moody’s
Property and Casualty Insurance Companies:
The Hanover Insurance Company	A-	BBB+	Baa1
Citizens Insurance Company of America	A-	BBB+	Baa1
Life Insurance Companies:
First Allmerica Financial Life Insurance Company	B+	BBB-	Ba1

Debt Ratings	A.M. Best	Standard & Poor’s	Moody’s
The Hanover Insurance Group, Inc.
Senior Debt	bbb-	BB+	Ba1
The Hanover Insurance Group, Inc.
Capital Securities	bb	B+	Ba2
The Hanover Insurance
Company Short Term Debt	—	—	NP

TRANSFER AGENT

Computershare Limited

PO Box 43076

Providence, RI 02940-3076

1-800-317-4454

COMMON STOCK

Common stock of The Hanover Insurance Group is traded on the New York Stock Exchange under the symbol “THG”.

INQUIRIES

Sujata Mutalik

Vice President, Investor Relations

(508) 855-3457

smutalik@Hanover.com

Kenneth Popeleski

Director, Investor Relations

(508) 855-4022

kpopeleski@Hanover.com

INVESTOR INFORMATION LINE

Dial 1-800-407-5222 to receive additional printed information, fax-on-demand services or other prerecorded messages.

Please visit our internet site at http:// www.Hanover.com